UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2018

CHINA AUTO LOGISTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34393	98-065797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Floor 1 FTZ International Auto Mall 86 Tianbao Avenue, Free Trade Zone

Tianjin Province, The People’s Republic of China 300461

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 22-2576-2771

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As reported in a Current Report on Form 8-K filed on April 10, 2018, the Audit Committee of China Auto Logistics Inc. (the “Company”) initiated an investigation into certain allegations of related party transactions from a shareholder of the Company (the “Investigation”). The Audit Committee thereafter retained independent counsel (“Independent Counsel”) to assist with the Investigation. On July 30, 2018, Independent Counsel withdrew from its representation of the Audit Committee with respect to the Investigation. The Company does not believe that the Investigation will be completed.

Following the resignation of certain executive officers and directors of the Company, the board of directors of the Company (the “Board”), on August 21, 2018, authorized and approved the reduction of the number of directors from seven to three. The remaining three directors are: Lv Fuqi, Yang Lili and Bai Shaohua.

As reported in a Current Report on Form 8-K filed on July 27, 2018, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC, which stated, in part, that a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. On August 21, 2018 the Board authorized the Company to file a Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 on Form 15 with the SEC ten days after the filing of the Form 25-NSE. This will terminate the Company’s reporting obligations under the Securities Exchange Act of 1934.

On August 21, 2018 the Board authorized and approved both the Company and the Company’s wholly-owned subsidiary Tianjin Seashore New District Shisheng Business Trading Group Co. Ltd., a company established under the laws of the People’s Republic of China, to seek bankruptcy protection and undergo reorganization, subject to advice of both U.S. and PRC counsel.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2018

CHINA AUTO LOGISTICS INC.

By:	/s/ Jin Yan
Name:	Jin Yan
Title:	Chief Operating Officer

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